                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 28, 1994
                                                  ------------------



                        Illinois Bell Telephone Company
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            (Exact name of registrant as specified in its charter)



                                   Illinois
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                 (State or other jurisdiction of incorporation)



              1-2222                              36-1253600
     ---------------------------       ----------------------------------
      (Commission File Number)          (IRS Employer Identification No.)



      225 W. Randolph Street, Room 28B, Chicago, Illinois       60606
      ------------------------------------------------------------------
      (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code (312) 727-9411
                                                   --------------


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Item 5.  Other Events.
         ------------

     The purpose of this Current Report on Form 8-K is to file conformed copies of (a) an Underwriting Agreement (attached hereto as Exhibit 1-a) and a Pricing Agreement (attached hereto as Exhibit 1-b) executed in connection with a proposed offering of debentures by the Registrant to be issued pursuant to the Registration Statement on Form S-3 (File No. 33-50007) filed by the Registrant on August 17, 1993 (the "Registration Statement"), together with a form of Officer's Certificate (attached hereto as Exhibit 4-a) and a form of the debentures (attached hereto as Exhibit 4-b) and (b) an Underwriting Agreement (attached hereto as Exhibit 1-c) and a Pricing Agreement (attached hereto as Exhibit 1-d) executed in connection with a proposed offering of notes by the Registrant to be issued pursuant to the Registration Statement, together with a form of Officer's Certificate (attached hereto as Exhibit 4-c) and a form of the notes (attached hereto as Exhibit 4-d).

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits.

     Number         Description
     ------         -----------

     1-a Conformed copy of executed Underwriting Agreement dated January 28, 1994 between the Registrant and Lehman Brothers Inc., as representatives (the "Debenture Representatives") of the several Underwriters named in the Debenture Pricing Agreement (as hereinafter defined).

     1-b Conformed copy of executed Pricing Agreement dated January 28, 1994 between the Registrant and the Debenture Representatives (the "Debenture Pricing Agreement").

     1-c Conformed copy of executed Underwriting Agreement dated January 28, 1994 between the Registrant and Goldman, Sachs & Co., as representatives (the "Note Representatives") of the several Underwriters named in the Note Pricing Agreement (as hereinafter defined).

     1-d Conformed copy of executed Pricing Agreement dated January 28, 1994 between the Registrant and the Note Representatives (the "Note Pricing Agreement").

     4-a Form of Officer's Certificate to be delivered establishing the Registrant's 6 5/8% Debentures due February 1, 2025 (the "Debentures").

     4-b       Form of the Debentures of the Registrant.

     4-c Form of Officer's Certificate to be delivered establishing the Registrant's 5.80% Notes due February 1, 2004 (the "Notes").

     4-d       Form of the Notes of the Registrant.

                                      -2-
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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 3, 1994             ILLINOIS BELL TELEPHONE COMPANY



                                By:  /s/ Richard A. Kuzmar
                                    -----------------------------

                                Title:  Vice President - Controller
                                       ----------------------------

                                      -3-
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                                 EXHIBIT INDEX

                                                          Page Number
Number   Description                                    In This Report
- ------   -----------                                    ---------------
 1-a    Conformed copy of executed
        Underwriting Agreement dated January
        28, 1994 between the Registrant and
        Lehman Brothers Inc., as
        representatives (the "Debenture
        Representatives") of the several
        Underwriters named in the Debenture
        Pricing Agreement (as hereinafter
        defined).

 1-b    Conformed copy of executed Pricing
        Agreement dated January 28, 1994
        between the Registrant and the
        Debenture Representatives (the
        "Debenture Pricing Agreement").

 1-c    Conformed copy of executed
        Underwriting Agreement dated January
        28, 1994 between the Registrant and
        Goldman, Sachs & Co., as
        representatives (the "Note
        Representatives") of the several
        Underwriters named in the Note
        Pricing Agreement (as hereinafter
        defined).

 1-d    Conformed copy of executed Pricing
        Agreement dated January 28, 1994
        between the Registrant and the Note
        Representatives (the "Note Pricing
        Agreement").

 4-a    Form of Officer's Certificate to be
        delivered establishing the
        Registrant's 6 5/8% Debentures due
        February 1, 2025 (the "Debentures").

 4-b    Form of the Debentures of the
        Registrant.

 4-c    Form of Officer's Certificate to be
        delivered establishing the
        Registrant's 5.80% Notes due
        February 1, 2004 (the "Notes").

 4-d    Form of the Notes of the Registrant.